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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                    ---------------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 12, 1996


                       GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1996-C
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Minnesota                               1-8916                 41-1807858
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(State or other jurisdiction          (Commission             (IRS employer
      of incorporation)               file number)         identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


  Registrant's telephone number, including area code:          (612) 293-3400
                                                               --------------
                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.    Changes in Control of Registrant.
           --------------------------------
           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------
           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------
           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------
           Not applicable.

Item 5.    Other Events.
           ------------
           Not applicable

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------
           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------
           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------

                   25.1 Form T-1 Statement of Eligibility of First Trust National Association, as trustee, under the Trust Indenture Act of 1939, as amended. (Exhibits to Form T-1 are incorporated by reference to Exhibit
                             26.1 of Registration Statement on Form S-3 (File No. 33-51804) as filed September 9, 1992.)






     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 1996            GREEN TREE FINANCIAL CORPORATION
                                       as originator of Green Tree Recreational, Equipment & Consumer Trust 1996-C



                                     By: /s/ Scott T. Young
                                         -------------------------------------
                                         Scott T. Young
                                         Vice President and Controller
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                               INDEX TO EXHIBITS



Exhibit Number                                                       Page
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     25.1      Form T-1 Statement of Eligibility of First Trust
               National Asociation, as trustee, under the Trust
               Indenture Act of 1939, as amended. (Exhibits to Form T-1 are incorporated by reference to
               Exhibit 26.1 of Registration Statement on Form S-3
               (File No. 33-51804) as filed September 9, 1992.